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                                                                  EXHIBIT 10.1.2

                          NEXTLINK COMMUNICATIONS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
              (AS AMENDED EFFECTIVE JULY 1, 1998 AND MAY 24, 2000)

       1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase the Class A Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

       2.     Definitions.

              (a)    "Board" shall mean the Board of Directors of the Company.

              (b)    "Code" shall mean the Internal Revenue Code of 1986, as

amended.

              (c) "Committee" shall mean the full Board, the Compensation Committee of the Board, or such other committee as may be appointed by the Board, which shall be the administrative committee for the Plan.

              (d) "Common Stock" shall mean the Class A Common Stock of the Company, par value $0.02 per share.

              (e) "Company" shall mean Nextlink Communications, Inc., a Delaware corporation.

              (f) "Compensation" shall mean all wages, salary, overtime, bonuses, and commissions.

              (g) "Designated Subsidiaries" shall mean all of the Subsidiaries at any time and from time to time, unless the Board designates otherwise.

              (h) "Employee" shall mean any individual who is an employee of the Company or a Designated Subsidiary for purposes of tax withholding under the Code, whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

              (i) "Enrollment Date" shall mean the first Trading Day of each Offering Period.

              (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

              (k) "Exercise Date" shall mean the last Trading Day of each Offering Period.

              (l) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

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                     (1)    If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), its Fair Market Value shall be the average of the high and low sale price for the Common Stock (or the average of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, if such date is a Trading Day, or if such date is not a Trading Day, then on the Trading Day immediately preceding such date, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

                     (2) If the Common Stock is quoted on Nasdaq (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the average of the closing bid and asked prices for the Common Stock on the date of such determination, if such date is a Trading Day, or if such date is not a Trading Day, then on the Trading Day immediately preceding such date, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

                     (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

              (m) "Offering Period", for the period from July 1, 1998 to June 30, 2000, shall mean, subject to the second sentence of Section 4 hereof, each calendar month commencing on the first Trading Day of the month and ending on the last Trading Day of the month; provided, however that the first Offering Period shall commence on July 1, 1998, and, from July 1, 2000, shall mean, subject to the second sentence of Section 4 hereof, each calendar quarter commencing on the first Trading Day of the quarter and ending on the last Trading Day of the quarter, provided, however that the first quarterly Offering Period shall commence on July 1, 2000.

              (n) "Parent" shall mean a corporation which is a "parent corporation" of the Company within the meaning of section 424(e) of the Code.

              (o) "Plan" shall mean this Nextlink Communications, Inc. Employee Stock Purchase Plan.

              (p) "Purchase Price", for the period from July 1, 1998 to June 30, 2000, shall mean an amount equal to 85% of the average of the Fair Market Value of a share of Common Stock on (i) the Enrollment Date and (ii) the Exercise Date, and, from July 1, 2000, shall mean an amount equal to 85% of the lower of the Fair Market Value of a share of Common Stock on (i) the Enrollment Date and (ii) the Exercise Date.

              (q) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

              (r) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act or any successor provision.

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              (s)    "Subsidiary" shall mean a corporation which is a
"subsidiary corporation" of the Company within the meaning of section 424(f) of the Code.

              (t) "Trading Day" shall mean a day on which national stock exchanges and Nasdaq are open for trading.

       3.     Eligibility.

              (a) Each person who is an Employee, on a given Enrollment Date, shall be eligible to participate in the Plan.

              (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee would own stock (together with stock owned by any other person or entity that would be attributed to such Employee pursuant to section 424(d) of the Code) of the Company (including, for this purpose, all shares of stock subject to any outstanding options to purchase such stock, whether or not currently exercisable and irrespective of whether such options are subject to the favorable tax treatment of section 421(a) of the Code) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (within the meaning of section 423 of the Code) of the Company and its Parents and Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined at the Fair Market Value of the Common Stock at the time such option is granted) for each calendar year in which such option is outstanding at any time. The limitation described in clause (ii) of the preceding sentence shall be applied in a manner consistent with Section 423(b)(8) of the Code.

       4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods continuing from the first Offering Period until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least twenty-five (25) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

       5.     Participation.

              (a) An Employee may become a participant in the Plan for an Offering Period by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Committee no later than the 25th day of the month immediately prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all Employees with respect to a given Offering Period. A participant's subscription agreement shall remain in effect for successive Offering Periods unless the participant (i) ceases participation by delivery of a new subscription agreement indicating his or her desire to cease participation in future Offering Periods or (ii) withdraws from an Offering Period pursuant to Section 10 hereof. Upon a participant's election to cease participation in the Plan, any amount remaining in his or her account shall be returned to him or her promptly after the end of the Offering Period during which he has elected to cease participation.

              (b) Payroll deductions for a participant shall commence on the first payroll date on or following the Enrollment Date and shall end on the last payroll date in the Offering

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Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

       6.     Payroll Deductions.

              (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount (expressed as a whole number percentage) not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period; provided, however, that the maximum number of shares which may be purchased by any participant during any Offering Period is the number of shares equal to $25,000 minus the fair market value of the number of shares of Common Stock previously purchased during such calendar year, such fair market value determined as of each such prior Enrollment Date during the calendar year with respect to which the shares were previously purchased, divided by the fair market value of the Common Stock on the Enrollment Date for the current Offering Period.

              (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

              (c) A participant may discontinue his or her participation in the Plan, as provided in Section 10 hereof, at any time during the Offering Period prior to the Exercise Date. Once an Offering Period has commenced, a participant may not increase or decrease the rate of his or her payroll deductions for that Offering Period, but may, during that Offering Period, increase or decrease the rate of his or her payroll deductions for the next succeeding Offering Period, by completing or filing with the Committee a new subscription agreement, no later than the 25th day of the month immediately prior to the end of that Offering Period, authorizing a change in payroll deduction rate.

              (d) Notwithstanding the foregoing, a participant's payroll deductions may be decreased to 0% (i) at any time, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, and (ii) for each Offering Period, at such time during such Offering Period that the aggregate fair market value of the Common Stock (measured as of the date of each respective Enrollment Date) previously purchased when added to the fair market value of the shares of Common Stock to be purchased with respect to such then current Offering Period equals or would exceed $25,000 in such calendar year. Subject to the preceding sentence, payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the next succeeding Offering Period, unless terminated by the participant as provided in Section 10 hereof.

              (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the participant must make adequate provisions for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

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       7.     Grant of Option. On the Enrollment Date of each Offering Period, each Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the applicable Purchase Price; provided, however, that the maximum number of shares which may be purchased by any participant during any Offering Period is the number of shares equal to $25,000 minus the fair market value of the number of shares of Common Stock previously purchased during such calendar year, such fair market value determined as of each such prior Enrollment Date during the calendar year with respect to which the shares were previously purchased, divided by the fair market value of the Common Stock on the Enrollment Date for the current Offering Period, and provided, further, that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

       8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and, subject to the limitations set forth in Sections 3(b), 7 and 12 hereof, the maximum number of shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by the participant.

       9. Crediting of Shares and Delivery or Sale of Shares. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange for the full and fractional shares of Common Stock to be held by the Company on behalf of the participant or deposited in the brokerage account of each participant at a brokerage house designated by the Committee. The shares shall be held by the Company or in such brokerage account until such time as the participant, or his or her designated beneficiary or estate in the event of a participant's death, requests delivery of a stock certificate representing any full shares of Common Stock or requests that any shares be sold and the proceeds therefrom be distributed to such participant. Upon the request of a participant, or his or her designated beneficiary or estate in the event of a participant's death, any fractional shares of Common Stock will be distributed in cash in the form of a check having a value equal to the value of such fractional shares.

       10.    Withdrawal; Termination of Employment.

              (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time prior to the Exercise Date of an Offering Period by giving written notice to the Committee in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account but not yet used to purchase shares will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from the Plan during an Offering Period, he or she will be ineligible for future participation in the Plan for the Offering Period


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immediately following the Offering Period during which he or she withdrew from the Plan. He or she may resume participation in the Plan for any such subsequent Offering Period by delivering to the Company a new subscription agreement no later than the 25th day of the month immediately prior to the Enrollment Date for such Offering Period.

              (b) Upon a participant's ceasing to be an Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be distributed to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated. Any full and fractional shares of Common Stock held in the brokerage account of such participant shall remain in such account until such participant or, in the case of his or her death, the person or persons designated under Section 14 hereof, requests that a certificate representing the shares be distributed or that such shares be sold and the proceeds from the sale distributed to the participant, or such other person. Upon a participant's request, any fractional shares of Common Stock will be distributed in cash in the form of a check having a value equal to the value of such fractional shares.

              (c) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company.

       11. Interest. No interest or other increment shall accrue or be payable with respect to any of the payroll deductions of a participant in the Plan.

       12.    Stock.

              (a) The shares of Common Stock to be offered and sold to participants under the Plan may, at the election of the Company, be either treasury shares, shares acquired on the open market by an independent brokerage firm specifically to satisfy obligations under the Plan or authorized but previously unissued shares of Common Stock. The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 6,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Committee shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

              (b) No participant will have an interest or voting right in shares covered by his option until such option has been exercised. All shares of Common Stock held by the Company or in a participant's brokerage account on behalf of a participant shall be voted by such participant. Dividends accruing on shares of Common Stock, if any, held in a participant's brokerage account shall be reinvested in shares of Common Stock at the full market value of such shares at the time of purchase and deposited in such brokerage account until such time as the participant requests delivery or sale of shares of Common Stock as set forth in Section 9 herein.

              (c) Shares to be held by the Company or deposited into a participant's brokerage account under the Plan will be registered in the name of the participant.

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       13.    Administration.

              (a) Administrative Body. The Plan shall be administered by the Committee. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. The Committee shall also have authority to develop, amend and terminate rules governing the operation of the Plan in conformity with the terms of the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties.

              (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3.

       14.    Designation of Beneficiary.

              (a) A participant may file a written designation of a beneficiary who is to receive the rights to any full or fractional shares of Common Stock in the participant's brokerage account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to distribution of such shares to such participant. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option.

              (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the executor or administrator of the estate of the participant shall have all the rights to the cash and or shares of Common Stock attributable to such participant or his or her brokerage account under the Plan.

       15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

       16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

       17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, within such time as the Committee may reasonably determine, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and held in the participant's brokerage account.



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       18.    Adjustments Upon Changes in Capitalization.

              (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised automatically shall be adjusted proportionately for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

              (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

              (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the new Exercise Date and that his or her option will be exercised automatically on the new Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

              The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations,


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recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

       19.    Amendment or Termination.

              (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination may adversely affect options previously granted; provided, that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

              (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or the Committee) shall be entitled to change the Offering Periods, limit the frequency or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or the Committee) finds, in its sole discretion, advisable and consistent with the Plan.

       20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

       21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

              As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

       22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall


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continue in effect for a term of ten (10) years thereafter unless sooner terminated under Section 19 hereof.

As adopted by the Board of Directors
of Nextlink Communications, Inc.
on March 26, 1998, and amended on July 1, 1998 and May 24, 2000


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                                    EXHIBIT A

                          NEXTLINK COMMUNICATIONS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

                                              Date:
                                                   -----------------------------

1. The undersigned hereby elects to participate in the Nextlink Communications, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") for the Offering Period commencing on the first trading day of the month following the date set forth above (the "Enrollment Date").

2. I understand that by choosing to participate in the Employee Stock Purchase Plan I have chosen to subscribe to purchase shares of the Company's Class A Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

3. I hereby authorize payroll deductions from each paycheck (on an after-tax basis), in the percentage amount of my Compensation set forth on the Enrollment Card submitted by the undersigned to the Plan Administrator, on each payday during this Offering Period and all future Offering Periods in accordance with the Employee Stock Purchase Plan.

4. I understand that said payroll deductions will be accumulated for the purchase of shares of Class A Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option to purchase Class A Common Stock under the plan on the applicable Exercise Date.

5. I have received a copy of "Information Regarding the Nextlink Communications, Inc. Employee Stock Purchase Plan", which is accompanied by a copy of the complete "Nextlink Communications, Inc. Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the plan.

6. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name set forth below the undersigned's signature. I understand that shares purchased by me under the Employee Stock Purchase Plan will be held in an account for me by the Company or a brokerage firm until I request delivery of such shares.

7. I understand that, under current Federal income tax law, if I dispose of any shares received by me pursuant to the Employee Stock Purchase Plan within two years after the Enrollment Date (i.e., within two years after the first day of the Offering Period during which I purchased such shares), I will be treated for Federal income tax purposes as having made a disqualifying disposition, and as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares. The remainder of the gain, if any, recognized on such disqualifying disposition will be taxed as capital gain. I hereby agree to notify the Company in writing within 30 days after the date of any disqualifying disposition of my shares and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon such disqualifying disposition. The Company may, but will not be obligated to, withhold from my Compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or disqualifying disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the two-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period in which the shares were purchased. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

8. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

9. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:

Name: (Please Print):
                      ---------------------------------------------------------------------------------------------
                           (Last)                             (First)                            (Middle)

------------------                  -------------------------------------------------------------------------------
Relationship

                                    -------------------------------------------------------------------------------
                                    (Address)


Name: (Please Print):
                      ---------------------------------------------------------------------------------------------
                           (Last)                             (First)                            (Middle)


------------------                  -------------------------------------------------------------------------------
Relationship

                                    -------------------------------------------------------------------------------
                                    (Address)

Employee's Social Security Number:
                                    --------------------------------------------

Employee's Address:
                      ---------------------------------------------------------------------------------------------

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME AND THAT ANY AMOUNT REMAINING IN MY ACCOUNT FOLLOWING AN EXERCISE DATE SHALL, UNLESS EARLIER WITHDRAWN, BE USED TO PURCHASE SHARES IN THE NEXT SUCCEEDING OFFERING PERIOD. IF I HAVE CHOSEN TO CEASE PARTICIPATION IN THE EMPLOYEE STOCK PURCHASE PLAN, ANY AMOUNT REMAINING IN MY ACCOUNT WILL BE RETURNED TO ME.

Dated:
        ----------------------------        --------------------------------------------------------------
                                            Signature of Employee

                                            --------------------------------------------------------------
                                            Print Name

                                    EXHIBIT B

                          NEXTLINK COMMUNICATIONS, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

       The undersigned participant in the Offering Period of the Nextlink Communications, Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"), which began on the date set forth in the Subscription Agreement entered into by the undersigned at the time of enrollment, hereby notifies the Company that he or she hereby withdraws from the Offering Period. The undersigned hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned also understands that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned may not participate in the Employee Stock Purchase Plan for the Offering Period immediately following the current Offering Period. The undersigned may resume participation in the Employee Stock Purchase Plan (if otherwise eligible) in any future Offering Period only by delivering to the Company a new Subscription Agreement within the requisite time period set forth in of the Employee Stock Purchase Plan for such Offering Period.

                                            Name and Address of Participant:

                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                            Signature:

                                            ------------------------------------

                                            Date:
                                                 -------------------------------